UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2011

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 8.01 Other Events.

On December 16, 2011, the Superior Court of the State of California, County of San Diego issued its final approval of the settlement of the state derivative lawsuits consolidated under the caption In re Arena Pharmaceuticals, Inc. Shareholder Derivative Litigation, Lead Case No. 37-2010-00101051-CU-BT-CTL. Pursuant to the Stipulation of Settlement we included as Exhibit 99.3 to the           Form 8-K we filed with the Securities and Exchange Commission on October 24, 2011, we and the other parties to the federal derivative lawsuits consolidated under the caption In re Arena Pharmaceuticals, Inc. Shareholder Litigation, Lead Case No. 10-CV-2079-BTM-BLM, pending in the United States District Court, Southern District of California (the “Federal Derivative Action”), have jointly applied to the Federal Court for a dismissal with prejudice of the Federal Derivative Action.

The settlement does not involve the stockholder class actions consolidated under the caption Schueneman v. Arena Pharmaceuticals, Inc., et al., Lead Case No. 10-CV-1959-BTM-BLM, or the action brought by one individual stockholder under the caption Sharp v. Arena Pharmaceuticals, Inc., et al., Case No. 10-CV-2111-BTM-BLM, both of which are currently pending in the United States District Court, Southern District of California.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the resolution of the derivative actions and the involvement of other actions in such resolution. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: compliance with the Stipulation of Settlement; the settlement may not have the expected impact, including resolving the derivative actions, or may require more activity or expense than expected; and satisfactory resolution of pending and any future litigation or other disagreements with others. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2011	Arena Pharmaceuticals, Inc.

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer